UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

ResMed Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15317	98-0152841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of principal executive offices)

(858) 836-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 4, 2016, ResMed Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing, among other things, that it had completed the previously announced acquisition of Brightree LLC under the Agreement and Plan of Merger dated February 19, 2016, among ResMed Corp., a Minnesota corporation and wholly-owned subsidiary of ResMed Inc., Eagle Acquisition Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of ResMed Corp., Shareholder Representative Services LLC, and Brightree. ResMed Inc. was also a party to the merger agreement solely to issue restricted stock units to certain Brightree employees and guarantee the discharge of payment and performance obligations of ResMed Corp. and Eagle Acquisition Sub under the merger agreement.

This Current Report on Form 8-K/A amends and supplements the April 4, 2016 Form 8-K to provide the information required by Item 9.01 of Form 8-K that was not filed with the April 4, 2016 Form 8-K, including the required historical financial information of Brightree and the required pro forma financial statements. Except as otherwise provided in this Form 8-K/A, the disclosures made in the April 4, 2016 Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Brightree as of and for the year ended December 31, 2015, the notes related thereto and the independent auditors’ report related thereto are attached as Exhibit 99.1 and incorporated here by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined financial information of ResMed as of December 31, 2015, for the six months ended December 31, 2015, and for the twelve months ended June 30, 2015 and the notes related thereto, after giving effect to the acquisition of Brightree and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated here by reference.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Auditor.

99.1	Audited consolidated financial statements of Brightree as of December 31, 2015 and for the year ended December 31, 2015 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURE

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

By:	/s/ David Pendarvis
David Pendarvis
Chief administrative officer, global general counsel and secretary

Dated: June 9, 2016

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Auditor.

99.1	Audited consolidated financial statements of Brightree as of December 31, 2015 and for the year ended December 31, 2015 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements.

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